EXHIBIT 10.9


THE SECURITIES REPRESENTED BY THESE WARRANTS AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW. THE SECURITIES REPRESENTED BY THESE WARRANTS MAY NOT BE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.


                                FORM OF WARRANTS

                           TO PURCHASE COMMON STOCK OF

                               BPK RESOURCES, INC.
                             (A NEVADA CORPORATION)

                           EXPIRING ON APRIL 30, 2012

Warrant No. 2003-1


         This Common Stock Purchase Warrant (the "Warrant") certifies that for value received, Trident Growth Fund, L.P. (the "Holder") or its assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 25,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an initial Exercise Price (as hereinafter defined) of $0.55 per share, subject, however, to the provisions and upon the terms and conditions hereinafter se forth. The number of Warrants (as hereinafter defined), the number of shares of Common stock purchasable hereunder, and the Exercise Price therefore are subject to adjustment as hereinafter set forth.. These Warrants and all rights hereunder shall expire on the earlier of (i) 5:00 p.m., Houston, Texas time, April 30, 2008 or (ii) the date all of the Convertible Notes issued pursuant to a certain Loan Agreement dated January 16, 2002 are converted to Common Stock (the "Expiration Date").

                                    ARTICLE I

                                   Definitions

         As used herein, the following terms shall have the meanings set forth below:

         1.1 "Company" shall mean BPK Resources, Inc., a Nevada corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

         1.2 "Common Stock" shall mean and include the Company's common stock, $0.001 par value per share, authorized on the date of the original issue of these Warrants and shall include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets, the stock or other securities provided for herein, and (ii) any other shares of common stock of the Company to which such shares of Common Stock may be converted.

     1.3 "Exercise Price" shall mean the initial exercise price of $0.55, as adjusted from time to time pursuant to the provisions hereof..

     1.4 "Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale take place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Commons tock shall not be listed on such systems, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose or, if the Common Stock is not traded, then such price as is reasonably determined by the Company's Board of Directors.

     1.5 "Warrant" shall mean the right upon exercise to purchase one Warrant Share.

     1.6 "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable hereof upon exercise of the Warrants.


                                   ARTICLE II

                              Exercise of Warrants

         2.1 Method of Exercise. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time on the Expiration Date. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated herein, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price
(A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price of each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless

Exercise is based, of (C) (a combination of (A) and (B) above; and (iii) these Warrants. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of these Warrants, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within five business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrant shave expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised in all other respects identical to these Warrants. As permitted by applicable law, the person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common tock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

         2.2 Expenses and Taxes. The Company shall pay all expenses and taxes (including without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or deliver of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

         2.3 Reservation of Shares. The Company shall ensure that there is reserved at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

         2.4 Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

         2.5 Loan Agreement. The Warrants represented hereby were issued pursuant to a waiver of certain requirements and/or covenants contained in a certain Loan Agreement between the Holder and the Company dated April 30, 2002 which was provided by the Holder to the Company. The Holder shall be entitled to the rights to registration under the Securities Act and any applicable state securities or blue sky laws to the extent set forth in the registration rights provision found in the Loan Agreement. The terms of the registration rights provisions are herby incorporated herein for all purposes and shall be considered a part of this Warrant as if they had been fully set forth herein.

         2.6 Acknowledgement of Rights. At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provision of these Warrants' provided, however, that if the Holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

         2.7 No Fractional Shares. The Company shall not be required to issued fractional shares of Common Stock on the exercise of these Warrants. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.


                                   ARTICLE III

                                    Transfer

         3.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall be the Company's offices to 5858 Westheimer Street, Suite 709, Houston, TX 77057 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name these Warrants has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

         3.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof until provided with notice to the contrary. The Warrants may be exercised by an assignee for the purchase of Warrant Shares without having new Warrants issued.

         3.3 Restrictions on Transfer of Warrants. These Warrants may be transferred, in whole or in part, by the Holder. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. The Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be cancelled by the Company. The Company shall pay all taxes(other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section.

         3.4 Compliance with Securities Laws. Subject to the terms of the Registration Rights Agreement and notwithstanding any other provisions contained in these Warrants, the Holder understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfer thereof pursuant to the Securities Act:

                  3.4.1 The holder hereof agrees that the Warrant Shares may not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

                  3.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

         "THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICALBE SECURITIES LAW AND,ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATEM;AY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITHANY OTHER APPLICABLE SECURITIES LAWS."

                                   ARTICLE IV

                                  Anti-Dilution

         4.1 If and whenever any Additional Common Stock (as herein defined) shares shall be issued by the company (the "Stock Issue Date") for a consideration per share less than the Exercise Price, then in each such case the initial Exercise Price shall be reduced to a new Exercise Price in an amount equal to the consideration per share received by the Company for the additional shares of Common Stock then issued and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of shares issued without consideration, the initial Exercise Price shall be reduced in an amount and number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to exercise into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date.

         4.2 Sale of Shares: In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefore shall be deemed to be the amount of the case received by the company for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefore, other than cash, shall be deemed to be the then fair market value of the property received as determined by an investment banking firm selected by Lender.

         4.3 Reclassification of Shares: In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of the Company shall be deemed to have been issued without consideration.

         4.4 Split up of Combination of Shares: In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Exercise Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

         4.5 Exceptions: The term "Additional Common Stock" herein shall mean in the most broadest sense all shares of Common Stock hereafter issued by the Company (including, but not limited to Common Stock held in the treasury of the Company and common stock purchasable via derivative security or option on the date of such grant), except Common Stock issued upon the exercise of this warrant or Convertible Notes.

         4.6 In the event of distribution to all Common Stock holders of any stock, indebtedness of the Company or assets or other rights to purchase securities or assets, then, after such event, the Exercise Price reduced to so entitle the Holder to the economic interest he had immediately prior to the occurrence of such event.

         4.7 In case of any capital reorganization, reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), the Exercise Price reduced to so as to entitle the Holder to the economic interest he has immediately prior to the occurrence of such event. The provisions of these foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

         4.8 Notice of Adjustment. (A) In the event the Company shall propose to take any action which shall result in an adjustment in the Exercise Price, the Company shall give notice to the Holder, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date on which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this warrant
(B) Following completion of an event wherein the Exercise Price shall be adjusted, the Company shall furnish to the Holder a statement, signed by an authorized officer of the Company of the facts creating such adjustment and specifying the resultant adjusted Exercise Price then in effect.

                                    ARTICLE V

                                  Miscellaneous

         5.1 Entire Agreement. These Warrants, together with the Loan Agreement, contain the entire agreement between the holder and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

         5.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas in the courts located in Dallas, Texas.

         5.3 Waiver and Amendment. Any term or provision of these Warrants may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of these Warrants may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of these Warrants shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of these Warrants h all not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of these Warrants.

         5.4 Illegality. In the event that nay one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provision of these Warrants shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         5.5 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of these Warrants or at any more recent address of which the holder hereof shall have notified the Company in writing.

         5.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of these Warrants or at any more recent address of which the holder hereof shall have notified the Company in writing.

         5.7 Limitation of Liability; Note Stockholders. No provision of these Warrants shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         5.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of these Warrants, and in the case of ay such loss, theft or destruction upon delivery of any appropriate affidavit in such form as shall be reasonably satisfactory to the Company and include reasonable indemnification of the Company, or in the event of such mutilation upon surrender and cancellation of these Warrants, the Company will make and deliver new Warrants of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrants. Any Warrants issued under the provisions of this Section in lieu of any Warrants alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrants, shall constitute an original contractual obligation on the part of the Company. These shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section.

         5.9 Headings. The Article and Section and other headings herein are for convenience only and are not a party of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name dated March 24, 2003.

                                       BPK Resources, Inc.



                                       By:____________________________________
                                            John B. Connally, III, President

                               SUBSCRIPTION NOTICE


The undersigned, the holder of the foregoing Warrants, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder ___________________ shares of the Common stock covered by such Warrants, and herewith makes payment in full for such shares, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to ____________________ __________________________________ and (b), if such shares shall not include all of the shares issuable as provided in such Warrants, that new Warrants of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.




                                               -----------------------------

Date:__________________________

                                   ASSIGNMENT


         For value received,  __________________________________,  hereby sells, assigns and transfers unto _____________________________________ these Warrants, together with all rights, title and interest therein, and does irrevocably constitute and appoint _______________ _______________________________ attorney, to transfer such Warrants on the books of the Company, with full power of substitution.



                                                      -----------------------

Date:________________________________